VIP SAI-2 09/14

SUPPLEMENT DATED SEPTEMBER 24, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014 OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)

The following section is added to the Trust’s Statement of Additional Information before the section “Performance” on page 100:

            Calculation of Net Asset Value

The Fund’s net asset value per share is generally calculated to two decimal places, but it will generally be calculated to four decimal places in connection with redemptions of two-thirds or more of the Fund’s assets.

Please keep this supplement with your statement of additional information for future reference.